Form N-SAR
Item 770



Name of Registrant:				VALIC Company I

Name of Portfolio:				VALIC I Company Mid Cap Strategic Growth Fund

Issuer:						Nexon Co. Ltd.


Years of Operation:				3+

Underwriting Type:				Firm

Offering Type:					Common Stock



Underwriter from whom Purchased:		Nomura Securities



Underwriting Syndicate Members:		        Morgan Stanley


Date Offering Commenced:			12/05/2011

Date of Purchase:				12/05/2011

Principal Amount of Offering:			$1,171,035,723



Offering price:					JPY 1,300


Purchase price:					JPY 1,300



Commission, spread or profit:			JPY 54.600


Principal amount of purchases by all investment
Companies advised by the investment sub-adviser:     $491,467








Name of Registrant:				VALIC Company I

Name of Portfolio:				VALIC I Company Mid-Cap Strategic Growth Fund

Issuer:						Zynga Inc.





Years of Operation:				3

Underwriting Type:				Firm

Offering Type:					Common Stock



Underwriter from whom Purchased:		Goldman Sachs





Underwriting Syndicate Members:		        Morgan Stanley



Date Offering Commenced:			03/28/2012



Date of Purchase:				03/28/2012



Principal Amount of Offering:			$515,629,836


Offering price:					$12.00




Purchase price:					$12.00




Commission, spread or profit:			$0.360



Principal amount of purchases by all investment
Companies advised by the investment sub-adviser:     $437,556





Name of Registrant:				VALIC Company I

Name of Portfolio:				VALIC I Company Small-Mid Growth Fund
Issuer:						Vocera Communications (VCRA)




Years of Operation:				3

Underwriting Type:				Firm

Offering Type:					Common Stock



Underwriter from whom Purchased:		J.P.Morgan





Underwriting Syndicate Members:		       	Wells Fargo Securities LLC





Date Offering Commenced:			03/28/2012



Date of Purchase:				03/28/2012



Principal Amount of Offering:			$93,600,000




Offering price:					$16.00




Purchase price:					$16.00




Commission, spread or profit:			$1.120



Principal amount of purchases by all investment
Companies advised by the investment sub-adviser:     $179,248